                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.
333-88712 on Form S-3 and Nos. 033-61850, 333-30055, 333-58273, 333-35352,
333-88780 and 333-106438 on Form S-8 of St. Mary Land & Exploration Company
(the "Company")of our report dated February 26, 2004, appearing in this Annual
Report on Form 10-K of the Company for the year ended December 31, 2003.

/S/ DELOITTE & TOUCHE LLP

Denver, Colorado,
February 26, 2003.